Exhibit 32.1

Certification

of

Wausau Paper Corp.

under Section 906 of Sarbanes-Oxley Act of 2002

The undersigned Chief Executive Officer and Chief Financial Officers of Wausau Paper Corp. (the “Company”) certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that (1) the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: February 29, 2012

/s/ HENRY C. NEWELL
Henry C. Newell
President and CEO

/s/ SCOTT P. DOESCHER
Scott P. Doescher
Executive Vice President, Finance
(Principal Financial Officer)

/s/ SHERRI L. LEMMER
Sherri L. Lemmer
Interim Chief Financial Officer,
Principal Accounting Officer, Secretary,
Treasurer, and Corporate Controller
(Effective March 1, 2012)

This certification accompanies this Annual Report on Form 10-K for the year ended December 31, 2011, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by Wausau Paper Corp. for purposes of the Securities Exchange Act of 1934